Exhibit 21




                         SUBSIDIARIES OF THE REGISTRANT

                                           Jurisdiction of      Percent of
                                            Incorporation       Ownership
ADS/Multicare, Inc.                               DE               100%
ANR, INC.                                         DE               100%
APPLEWOOD HEALTH RESOURCES, INC.                  DE               100%
AUTOMATED PROFESSIONAL ACCOUNTS, INC.             WV               100%(HA)
BERKS NURSING HOMES, INC.                         PA               100%(CHG)
BETHEL HEALTH RESOURCES, INC.                     DE               100%
BREYUT CONVALESCENT CENTER, INC.                  NJ               100%
BRIGHTWOOD PROPERTY, INC.                         WV               100% (GA)
CENTURY CARE MANAGEMENT, INC.                     DE               100%
CHATEAU VILLAGE HEALTH RESOURCES, INC.            DE               100%
CHG INVESTMENT CORP., INC.                        DE               100%(CH)
CHNR-I, INC.                                      DE               100%
COLONIAL HALL HEALTH RESOURCES, INC.              DE               100%
COLONIAL HOUSE HEALTH RESOURCES, INC.             DE               100%
COMPASS HEALTH SERVICES, INC.                     WV               100% (HA)
CONCORD HEALTH GROUP, INC.                        DE               100%
CONCORD HEALTHCARE SERVICES, INC.                 PA               100% (CSC)
CONCORD HOME HEALTH, INC.                         PA               100%(CHG)
CONCORD PHARMACY SERVICES, INC.                   PA               100%(CHG)
CONCORD REHAB, INC.                               PA               100%(CHG)
CONCORD SERVICE CORPORATION                       PA               100%(CHG)
CVNR, INC.                                        DE               100%
DAWN VIEW MANOR, INC.                             WV               100% (GA)
DELM NURSING, INC.                                PA               100%(CHG)
ELMWOOD HEALTH RESOURCES, INC.                    DE               100%
ENCARE OF MENDHAM, INC.                           NJ               100%
ENCARE OF PENNYPACK, INC.                         PA               100%
ENCARE OF QUAKERTOWN, INC.                        PA               100%
ENCARE OF WYNCOTE, INC.                           PA               100%
ENR, INC.                                         DE               100%
GLENMARK ASSOCIATES, INC.                         WV               100%
GLENMARK ASSOCIATES - DAWNVIEW MANOR, INC.        WV               100% (GA)
GLENMARK PROPERTIES, INC.                         WV               100% (GA)
GMA - BRIGHTWOOD, INC.                            WV               100% (GA)
GMA  CONSTRUCTION, INC.                           WV               100% (GA)
GMA - MADISON, INC.                               WV               100% (GA)
GMA PARTNERSHIP HOLDING COMPANY, INC.             WV               100% (GA)
GMA - UNIONTOWN, INC.                             PA               100% (GA)
HEALTH RESOURCES OF BOARDMAN, INC.                DE               100% (PHC)

HEALTH RESOURCES OF BRIDGETON, INC.               NJ               100%
HEALTH RESOURCES OF CEDAR GROVE, INC.             NJ               100%
HEALTH RESOURCES OF CINNAMINSON, INC.             NJ               100%
HEALTH RESOURCES OF COLCHESTER, INC.              CT               100%
HEALTH RESOURCES OF COLUMBUS, INC.                DE               100%
HEALTH RESOURCES OF CRANBURY, INC.                NJ               100%
HEALTH RESOURCES OF CUMBERLAND, INC.              DE               100%
HEALTH RESOURCES OF EMERY, INC.                   DE               100%
HEALTH RESOURCES OF ENGLEWOOD, INC.               NJ               100%
HEALTH RESOURCES OF EWING, INC.                   NJ               100%
HEALTH RESOURCES OF FAIR LAWN, INC.               DE               100%
HEALTH RESOURCES OF FARMINGTON, INC.              DE               100%
HEALTH RESOURCES OF GLASTONBURY, INC.             CT               100%
HEALTH RESOURCES OF GROTON, INC.                  DE               100%
HEALTH RESOURCES OF JACKSON, INC.                 NJ               100%
HEALTH RESOURCES OF LAKEVIEW, INC.                NJ               100%
HEALTH RESOURCES OF LEMONT, INC.                  DE               100%
HEALTH RESOURCES OF KARMENTA
AND MADISON, INC.                                 DE               100%
HEALTH RESOURCES OF MARCELLA, INC.                DE               100%
HEALTH RESOURCES OF MIDDLETOWN (RI), INC.         DE               100%
HEALTH RESOURCES OF MONTCLAIR, INC.               NJ               100%
HEALTH RESOURCES OF MORRISTOWN, INC.              NJ               100%
HEALTH RESOURCES OF NORFOLK, INC.                 DE               100%
HEALTH RESOURCES OF NORWALK, INC.                 CT               100%
HEALTH RESOURCES OF RIDGEWOOD, INC.               NJ               100%
HEALTH RESOURCES OF ROCKVILLE, INC.               DE               100%
HEALTH RESOURCES OF SOUTH BRUNSWICK, INC.         NJ               100%
HEALTH RESOURCES OF WALLINGFORD, INC.             DE               100%
HEALTH RESOURCES OF WARWICK, INC.                 DE               100%
HEALTH RESOURCES OF WEST ORANGE, INC.             DE               100%
HNCA, INC.                                        PA               100%(CHG)
HORIZON ASSOCIATES, INC.                          WV               100% (GA)
HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC.        WV               100% (HA)
HORIZON MOBILE, INC.                              WV               100% (HA)
HORIZON REHABILITATION, INC.                      WV               100% (HA)
THE HOUSE OF CAMPBELL, INC.                       WV               100% (GA)
INSTITUTIONAL HEALTH CARE SERVICES, INC.          NJ               100%
LAKEWOOD HEALTH RESOURCES, INC.                   DE               100%
LAUREL HEALTH RESOURCES, INC.                     DE               100%
LEHIGH NURSING HOMES, INC.                        PA               100% (CHG)
LWNR, INC.                                        DE               100%

MABRI CONVALESCENT CENTER, INC.                   CT               100%
MARSHFIELD HEALTH RESOURCES, INC.                 DE               100%
MONTGOMERY NURSING HOMES, INC.                    PA               100% (CHG)
NATIONAL PHARMACY SERVICE, INC.                   PA               100% (CPS)
PHC OPERATING CORP.                               DE               100% (PH)
POCAHONTAS CONTINUOUS CARE CENTER, INC.           WV               100% (GA)
POMPTON CARE, INC.                                NJ               100%
PROGRESSIVE REHABILITATION CENTERS, INC.          DE               100%
PROVIDENCE HEALTH CARE, INC.                      DE               100%
REST HAVEN NURSING HOME, INC.                     WV               100% (GA)
RIDGELAND HEALTH RESOURCES, INC.                  DE               100%
RIVER PINES HEALTH RESOURCES, INC.                DE               100%
RIVERSHORES HEALTH RESOURCES, INC.                DE               100%
RLNR, INC.                                        DE               100%
ROEPHEL CONVALESCENT CENTER, INC.                 NJ               100%
ROSE HEALTHCARE, INC.                             NJ               100%
ROSE VIEW MANOR, INC.                             PA               100% (CHG)
RSNR, INC.                                        DE               100%
RVNR, INC.                                        DE               100%
SCHUYLKILL NURSING HOMES, INC.                    PA               100% (CHG)
SCHUYLKILL PARTNERSHIP ACQUISITION CORP.          PA               100% (CHG)
SENIOR LIVING VENTURES, INC.                      PA               100% (CHG)
SNOW VALLEY HEALTH RESOURCES, INC.                DE               100%
STAFFORD CONVALESCENT CENTER, INC.                DE               100%
S.T.B. INVESTORS, LTD.                            NY               100%
SVNR, INC.                                        DE               100%
TOTAL REHABILITATION CENTER, INC.                 DE               100%
TRI-STATE MOBILE MEDICAL SERVICES, INC.           WV               100% (HM)

(HA) - 100% of the stock is owned by Horizon Associates, Inc.
(GA) - 100% of the stock is owned by Glenmark Associates, Inc.
(PHC) - 100% of the stock is owned by PHC Operating Corp.
(PH) - 100% of the stock is owned by Providence Health Care, Inc.
(CSC) - 100% of the stock is owned by Concord Service Corporation
(CPS) - 100% of the stock is owned by Concord Pharmacy Services, Inc.
(CHG) - 100% of the stock is owned by Concord Health Group, Inc.
(HM) - 100% of the stock is owned by Horizon Mobile, Inc.

CHG Investment Corp., Inc. owns one non-voting Series "K20" Preferred Share of Mutual Holdings (Bermuda) Ltd.

LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES:
- ----------------------------------------------------

 CARE4, L.P. (formerly known as                  DE      Institutional Health Care
 INSTITUTIONAL HEALTH CARE SERVICES, L.P.)               Services, Inc. is a .5%
                                                         General Partner; The
                                                         Multicare Companies, Inc.
                                                         is a 99.5% Limited
                                                         Partner

 CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP       WV      Glenmark Associates, Inc.
                                                         is a 7.69% General
                                                         Partner and a 58.69%
                                                         Limited Partner; GMA
                                                         Partnership Holding
                                                         Company, Inc. is a 2.31%
                                                         General Partner

 CUMBERLAND ASSOCIATES OF RHODE ISLAND,          DE      *Health Resources of
 L.P.                                                    Cumberland, Inc. is a 1%
                                                         General Partner
 GLENMARK LIMITED LIABILITY COMPANY I            WV      Glenmark Associates, Inc.
                                                         owns a  99% membership
                                                         interest; Horizon
                                                         Associates, Inc. owns a
                                                         1% membership interest

 GLENMARK PROPERTIES I, LIMITED                  WV      Glenmark Associates, Inc.
 PARTNERSHIP                                             is a 28.9% General
                                                         Partner and a 45% Limited
                                                         Partner; GMA Partnership
                                                         Holding Company is a 1.1%
                                                         General Partner

 GROTON ASSOCIATES OF CONNECTICUT, L.P.          DE      *Health Resources of
                                                         Groton, Inc. is a 1%
                                                         General Partner
 HOLLY MANOR ASSOCIATES OF NEW JERSEY,           DE      *Encare of Mendham, Inc.
 L.P.                                                    is a 1% General Partner

 MERCERVILLE ASSOCIATES OF NEW JERSEY,           DE      *Breyut Convalescent
 L.P.                                                    Center, Inc. is a 1%
                                                         General Partner




                                                                               5

 MIDDLETOWN (RI) ASSOCIATES OF RHODE             DE      *Health Resources of
 ISLAND, L.P.                                            Middletown (RI), Inc. is
                                                         a 1% General Partner

 POINT PLEASANT HAVEN LIMITED PARTNERSHIP        WV      Glenmark Associates, Inc.
                                                         is a 98.8% General
                                                         Partner and a 1% Limited
                                                         Partner; GMA Partnership
                                                         Holding Company, Inc. is
                                                         a .2% Limited Partner

 POMPTON ASSOCIATES, L.P.                        NJ      *Pompton Care, Inc. is a
                                                         1% General Partner
 RALEIGH MANOR LIMITED PARTNERSHIP               WV      Glenmark Associates, Inc.
                                                         is a 98% General Partner;
                                                         GMA Partnership Holding
                                                         Company, Inc. is a 2%
                                                         Limited Partner

 ROMNEY HEALTH CARE CENTER LIMITED               WV      Glenmark Associates, Inc.
 PARTNERSHIP                                             is a 50% General Partner
                                                         and a 49.8% Limited
                                                         Partner; GMA Partnership
                                                         Holding Company, Inc. is
                                                         a .2% Limited Partner

 SISTERVILLE HAVEN LIMITED PARTNERSHIP           WV      Glenmark Associates, Inc.
                                                         is a 99.8% General
                                                         Partner; GMA Partnership
                                                         Holding Company, Inc. is
                                                         a .2% Limited Partner
 TEAYS VALLEY HAVEN LIMITED PARTNERSHIP          WV      Glenmark Associates, Inc.
                                                         is a 98% General Partner;
                                                         GMA Partnership Holding
                                                         Company, Inc. is a 2%
                                                         Limited Partner

 THE STRAUS GROUP - HOPKINS HOUSE, L.P.          NJ      **Encare of Wyncote, Inc.
                                                         is a 1% General Partner

 THE STRAUS GROUP - QUAKERTOWN MANOR, L.P.       NJ      **Encare of Quakertown,
                                                         Inc. is a 1% General
                                                         Partner





                                                                               6

 THE STRAUS GROUP - RIDGEWOOD, L.P.              NJ      *Health Resources of
                                                         Ridgewood, Inc. is a 1%
                                                         General Partner

 THE STRAUS GROUP - OLD BRIDGE, L.P.             NJ      *Health Resources of
                                                         Emery, Inc. is a 1%
                                                         General Partner

 WALLINGFORD ASSOCIATES OF CONNECTICUT,          DE      *Health Resources of
 L.P.                                                    Wallingford, Inc. is a 1%
                                                         General Partner

 WARWICK ASSOCIATES OF RHODE ISLAND, L.P.        DE      *Health Resources of
                                                         Warwick, Inc. is a 1%
                                                         General Partner


*The Multicare Companies, Inc. is a 99% Limited Partner
**RVNR is a 99% Limited Partner